UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 11, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   1-12494                   62-154718
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
    of Incorporation)                Number)               Identification No.)

                      Suite 500, 2030 Hamilton Place Blvd,
                   Chattanooga, TN 37421 (Address of principal
                      executive office, including zip code)

                                 (423) 855-0001
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     CBL & Associates Properties, Inc. (the "Company") announced today that its Board of Directors has approved a two-for-one stock split of the Company's common stock. The stock split will be affected in the form of a 100% stock dividend. The record date for the stock split will be June 1, 2005, with a distribution date of June 15, 2005. The stock split will increase the Company's outstanding common shares and Operating Partnership Units from approximately 31,469,000 and 25,630,000 to approximately 62,938,000 and 51,260,000, respectively.

     The Company sought approval from its shareholders to increase the authorized shares of the common stock under the Company's amended and restated certificate of incorporation to 180 million from 95 million, in order to provide a sufficient pool from which to issue the stock dividend. The increase was approved at the Annual Meeting of Shareholders held on May 9, 2005.

     The press release  announcing  the  two-for-one  stock split is attached as exhibit 99.1

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits



Exhibit
Number                          Description

99.1 Press Release - CBL & Associates Properties, Inc. Announces Two-For-One Stock Split

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CBL & ASSOCIATES PROPERTIES, INC.

                                               /s/ John N. Foy
                                     ------------------------------------------
                                                  John N. Foy
                                                 Vice Chairman,
                                       Chief Financial Officer and Treasurer
                                       (Authorized Officer of the Registrant,
                                          Principal Financial Officer and
                                           Principal Accounting Officer)


Date: May 11, 2005